UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 21, 2016

ACETO CORPORATION

(Exact name of registrant as specified in its charter)

New York	000-04217	11-1720520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Tri Harbor Court, Port Washington, NY	11050
(Address of principal executive offices)	(Zip Code)

(516) 627-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 21, 2016 (the “Effective Date”), Aceto Corporation (the “Company”) entered into a Second Amended and Restated Credit Agreement (the “A&R Credit Agreement”), which amended and restated in its entirety the Amended and Restated Credit Agreement, dated as of October 28, 2015, among the Company, the other loan parties party thereto, JPMorgan Chase Bank, N.A. (“JPM”), as administrative agent, Wells Fargo Bank, National Association (“Wells”), as syndication agent, and the lenders party thereto from time to time, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of November 10, 2015, and that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated as of August 26, 2016 (collectively, the “First Amended Credit Agreement”). Wells is the administrative agent and JPM is the syndication agent under the A&R Credit Agreement.

The A&R Credit Agreement increases the aggregate available revolving commitment under the First Amended Credit Agreement from $150,000,000 to an initial aggregate available revolving commitment of $225,000,000 (the “Initial Revolving Commitment”), which, subject to the terms and conditions of the A&R Credit Agreement, the Company may borrow, repay and reborrow from and as of December 21, 2016, to but excluding December 21, 2021 (the “Maturity Date”; provided, that if any of the Company’s 2015 Convertible Notes (as defined in the A&R Credit Agreement) remain outstanding on the date that is 91 days prior to the maturity date of the 2015 Convertible Notes (the “2015 Convertible Maturity Date”), then the Maturity Date shall mean the date that is 91 days prior to the 2015 Convertible Maturity Date). Under the A&R Credit Agreement, the Company also borrowed $150,000,000 in term loans (the “Initial Term Loan”). Subject to certain conditions, including obtaining commitments from existing or prospective lenders, the Company will have the right to increase the amount of the Initial Revolving Commitment (each, a “Revolving Facility Increase” and, together with the Initial Revolving Commitment, the “Revolving Commitment”) and/or the Initial Term Loan in an aggregate amount not to exceed $100,000,000 pursuant to an incremental loan feature in the A&R Credit Agreement.

The proceeds of the Initial Term Loan have been used to partially finance the Acquisition (as defined below) and pay fees and expenses related thereto. The proceeds from the revolving loans under the A&R Credit Agreement are anticipated to be used for working capital and general corporate purposes and to finance acquisitions (including acquisitions of abbreviated new drug applications), and for fees and expenses related thereto.

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The A&R Credit Agreement provides for (i) Eurodollar Loans (as defined in the A&R Credit Agreement), (ii) ABR Loans (as defined in the A&R Credit Agreement) or (iii) a combination thereof. All loans under the A&R Credit Agreement will bear interest per annum at a base rate or, at the Company’s option, LIBOR, plus an applicable interest rate margin ranging from 0.50% to 1.50% in the case of ABR Loans, and 1.50% to 2.50% in the case of Eurodollar Loans. The applicable interest rate margin percentage is subject to adjustment quarterly based upon the Company’s senior secured net leverage ratio. On the Effective Date, the applicable interest rate margin for (x) Eurodollar Loans was 2.25% and (y) ABR Loans was 1.25%. In addition, the Company is required to pay a commitment fee on the undrawn revolving commitments under the A&R Credit Agreement from time to time at a rate ranging from 0.25% to 0.40% per annum. The applicable commitment fee is subject to adjustment quarterly based upon the Company’s senior secured net leverage ratio. The commitment fee on the Effective Date was 0.375%. Letter of credit fees are payable in respect of outstanding letters of credit at a rate per annum equal to the applicable interest rate margin for Eurodollar Loans. Interest on ABR Loans is payable on the first day of each calendar quarter. Interest on Eurodollar Loans is payable on the last day of each interest rate period and at the end of each three month interval within an interest rate period if the interest rate period is longer than three months. Principal and all accrued and unpaid interest are payable in full at maturity on the Maturity Date.

The A&R Credit Agreement provides that commercial letters of credit shall be issued to provide the primary payment mechanism in connection with the purchase of any materials, goods or services in the ordinary course of business.

The A&R Credit Agreement, like the First Amended Credit Agreement, provides for a security interest in substantially all of the personal property of the Company and certain of its subsidiaries. The A&R Credit Agreement contains several financial covenants. Among other requirements, the Company may not permit, in each case calculated on a consolidated basis, the following to occur:

•	the ratio of (i) Consolidated Total Funded Indebtedness (as defined in the A&R Credit Agreement) minus the Cash Deduction Amount (as defined in the A&R Credit Agreement) to (ii) Consolidated Adjusted EBITDA (as defined in the A&R Credit Agreement) as of the end of each fiscal quarter to exceed (x) prior to the last day of the fourth full fiscal quarter following the Effective Date (as defined in the A&R Credit Agreement), 4.50 to 1.00, and (y) on and after the last day of the fourth full fiscal quarter following the Effective Date, 4.00 to 1.00 (the “Covenant Step-Down Date”) (or, if after the Covenant Step-Down Date, any permitted acquisition (other than the Acquisition (as defined below)) is consummated in accordance with the terms of the A&R Credit Agreement and the aggregate consideration paid in respect of such acquisition exceeds $20,000,000 (such acquisition, the “Trigger Acquisition”), such ratio shall increase to 4.50 to 1.00 for the quarter in which such acquisition is consummated and the three consecutive fiscal quarters following such quarter (such four consecutive fiscal quarter period, an “Adjusted Covenant Period”); provided, that (A) a new Adjusted Covenant Period may not commence for at least two fiscal quarters following the end of an Adjusted Covenant Period and (B) at the end of an Adjusted Covenant Period, the maximum ratio described herein shall revert to 4.00 to 1.00 as of the end of such Adjusted Covenant Period and thereafter until another Adjusted Covenant Period (if any) commences pursuant to the terms and conditions described above);

•	the ratio of (i) Consolidated Total Funded Senior Secured Indebtedness (as defined in the A&R Credit Agreement) minus the Cash Deduction Amount to (ii) Consolidated Adjusted EBITDA as of the end of each fiscal quarter to exceed 3.00 to 1.00 (or, if after the Covenant Step-Down Date, any Trigger Acquisition is consummated, then such ratio shall increase to 3.25 to 1.00 for the Adjusted Covenant Period in respect of such Trigger Acquisition; provided, that (A) a new Adjusted Covenant Period may not commence for at least two fiscal quarters following the end of an Adjusted Covenant Period and (B) at the end of an Adjusted Covenant Period, the maximum ratio described herein shall revert to 3.00 to 1.00 as of the end of such Adjusted Covenant Period and thereafter until another Adjusted Covenant Period (if any) commences pursuant to the terms and conditions described above); and

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•	the ratio, as of the end of each fiscal quarter, of (i) (x) Consolidated Adjusted EBITDA, plus, without duplication, non-cash unrealized losses in connection with Swap Agreements (as defined in the A&R Credit Agreement), minus (y) the sum of (1) Unfinanced Capital Expenditures (as defined in the A&R Credit Agreement), plus (2) dividends, distributions, stock repurchases and redemptions, in each case paid in cash, plus (3) cash taxes paid with respect to income or profit for the applicable period, including state, federal, franchise, gross receipts and margins and similar taxes, plus (4) non-cash unrealized gains in connection with Swap Agreements (as defined in the A&R Credit Agreement), in each case for the period of four consecutive fiscal quarters then ended to (ii) the sum of (x) Consolidated Interest Expense (as defined in the A&R Credit Agreement) for the period of four consecutive fiscal quarters then ended, plus (y) the scheduled installments of principal on all indebtedness (including capital leases) excluding any bullet due at maturity thereof (provided that for purposes of calculating the scheduled installments of principal in respect of the Initial Term Loan for each of the fiscal quarters ending March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, such scheduled installments of principal shall be deemed to be $3,750,000 for each such quarter), plus (z) earn-outs and deferred acquisition consideration and payments in respect thereof, in the case of each of the foregoing clauses (y) and (z) of this clause (ii), for the period of the immediately succeeding four consecutive fiscal quarters to be less than 2.00 to 1.00 as of the end of each fiscal quarter.

Under the A&R Credit Agreement, like the First Amended Credit Agreement, the Company and its subsidiaries are also subject to certain restrictive covenants, including, among other things, covenants governing liens, limitations on indebtedness, limitations on guarantees, limitations on sales of assets and sales of receivables, and limitations on loans and investments.

The foregoing description of the A&R Credit Agreement is a summary only, and is qualified in its entirety by reference to the complete text thereof, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein.

On December 21, 2016, various parties entered into a Transaction Agreement Amendment and Waiver that amended the Product Purchase Agreement referred to below and certain other agreements ancillary thereto. Reference is made to Item 2.01 of this Current Report on Form 8-K, which is incorporated herein, for a description of the Transaction Agreement Amendment and Waiver.

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Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on November 2, 2016 (the “Signing 8-K”), on November 2, 2016, the Company, Rising Health, LLC (f/k/a Romeo Charlie Acquisition I, LLC) (“Purchaser I”) and Acetris Health, LLC (f/k/a Romeo Charlie Acquisition II, LLC) (“Purchaser II” and, together with Purchaser I, the “Purchasers”), both of which are wholly-owned subsidiaries of Rising Pharmaceuticals, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Rising”), entered into a product purchase agreement (as amended, the “Product Purchase Agreement”), with Cedar Pharma LLC (f/k/a Citron Pharma LLC), a New Jersey limited liability company (“Seller I”), Aster Pharma LLC (f/k/a Lucid Pharma LLC), a New Jersey limited liability company (“Seller II” and together with Seller I, the “Sellers”), Citgen Pharma Holding LLC, a New Jersey limited liability company (“Member I”), Gensource Pharma LLC, a Delaware limited liability company (“Member II”), Sudha Kavuru, an individual (“Member III” and collectively with Member I and Member II, the “Direct Members”), Shore Pharma LLC, a New Jersey limited liability company, Pharma Reach LLC, a New Jersey limited liability company, and SS Pharma LLC, a New Jersey limited liability company (collectively, the “Indirect Entity Members”), Subha Sri Thogarchedu and Vimal Kavuru (together, the “Indirect Individual Members” and collectively with the Indirect Entity Members and the Direct Members, the “Members”) and Vimal Kavuru, as agent for the Sellers and Members (“Agent”). Pursuant to the Product Purchase Agreement, Purchaser I agreed to acquire certain launched and unlaunched products and related assets, and assume certain liabilities, of Seller I’s generic pharmaceutical business, and Purchaser II agreed to acquire certain launched and unlaunched products, and assume certain liabilities, of Seller II’s generic pharmaceutical business (the “Acquisition”).

The Company, the Purchasers, the Sellers, the Members and Agent consummated the Acquisition on December 21, 2016 (the “Closing Date”). Pursuant to the Product Purchase Agreement, the Company and the Purchasers paid the Sellers, and others at the direction of the Sellers, $270 million in cash on the Closing Date as initial consideration (the “Closing Date Cash Payment”) for the Acquisition. The Closing Date Cash Payment was funded by a combination of cash-on-hand, the proceeds of the Initial Term Loan and a $115 million draw under the Initial Revolving Commitment. (Information regarding the Initial Term Loan and the Initial Revolving Commitment is incorporated herein by reference to Item 1.01 of this Current Report on Form 8-K.) Additionally, subject to the terms of the Product Purchase Agreement, the Company and the Purchasers will pay the Sellers additional consideration comprised of the following (collectively, with the Closing Date Cash Payment, the “Purchase Price”):

•	$50 million in cash that will bear interest at a rate of 5% per annum and is payable on the later of (x) the fifth anniversary of the Closing Date and (y) the earlier of (A) the date that is the six month anniversary of the date on which the Company pays in full all amounts outstanding under its A&R Credit Facility and (B) the date that is five years and six months after the Closing Date;
•	5,121,951 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), 75% of which will be issued to the Sellers on the third anniversary of the Closing Date and 25% of which will be issued to the Sellers on the fourth anniversary of the Closing Date, subject to certain acceleration or deferral events; and
•	up to $50 million in cash earn-out payments based on the financial performance of four pre-specified pipeline products.

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The Purchase Price is subject to certain adjustments as set forth in the Product Purchase Agreement including, without limitation, upward and downward adjustments based upon the amounts of certain current assets and current liabilities as of the Closing Date.

The Product Purchase Agreement contemplates that the Board of Directors of the Company (the “Board”) will, following the consummation of the Acquisition, recommend to the Nominating and Governance Committee of the Board that Mr. Kavuru, who serves as Manager and Chief Executive Officer of the Sellers and is an indirect equity holder of the Sellers, be nominated to serve as a member of the Board (the “Board Nomination Right”) for a period commencing subsequent to the Closing Date and ending on the third anniversary of the Closing Date. Following the third anniversary of the Closing Date, the Product Purchase Agreement provides that the Board will continue to recommend to the Nominating and Governance Committee of the Board that Mr. Kavuru be nominated to serve as a member of the Board for so long as he and his permitted transferees collectively hold at least 3% of the total outstanding shares of the Company’s Common Stock on a fully-diluted basis (excluding shares issuable pursuant to the Company’s bond hedge). The Board Nomination Right will expire upon the earliest to occur of: (i) Mr. Kavuru’s breach of that certain Restrictive Covenants Agreement, dated November 2, 2016, by and among each of the Sellers, the Members (including Mr. Kavuru) and Ashok Mayya and which was described in the Signing 8-K; (ii) Mr. Kavuru’s acquisition of competing products under certain circumstances; (iii) Mr. Kavuru’s termination for “Cause” or resignation without “Good Reason” (each as defined in his Employment Agreement described in further detail below); (iv) Mr. Kavuru’s resignation from the Board or refusal to stand for re-election; or (v) a change of control of the Company.

On December 21, 2016, parties to the Product Purchase Agreement, Mr. Kavuru’s Employment Agreement (as defined below) and another ancillary agreement entered into a Transaction Agreement Amendment and Waiver (the “Amendment Agreement”). Among other things, the Amendment Agreement modified the manner in which certain post-closing adjustments to the purchase price will be made. As amended, in the event that certain working capital items, on a net basis, exceed $24.5 million, the Purchasers will pay to the Sellers 50% of such excess, but not to exceed $4,229,665. Other amendments, more technical in nature, revised the procedures followed and to be followed in conducting a closing inventory and in the hiring by the Purchasers of certain of the Sellers’ employees.

The foregoing description of the Product Purchase Agreement and Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to (i) the Product Purchase Agreement, which was filed as Exhibit 2.1 to the Signing 8-K, and is incorporated herein, (ii) an amendment thereto, a copy of which is filed as Exhibit 2.2 to this Current Report, and is incorporated herein and (iii) the Amendment Agreement, a copy of which is filed as Exhibit 2.3 to this Current Report, and is incorporated herein.

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Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On the Effective Date, upon entering into the A&R Credit Agreement described in Item 1.01 to this Current Report on Form 8-K, the Company made $150,000,000 in initial term loan borrowings and $115,000,000 in initial revolving loan borrowings under the A&R Credit Agreement and used the proceeds to partially finance the Acquisition and pay fees and expenses related thereto. After giving effect to the foregoing transactions, the Company currently has an aggregate of $150,000,000 in outstanding term loan borrowings and $115,000,000 in outstanding revolving loan borrowings, with $0.00 available for additional term loan borrowings and $110,000,000 available for additional revolving loan borrowings (in each case, subject to increase as described above), under the A&R Credit Agreement. The proceeds from the revolving loans under the A&R Credit Agreement are anticipated to be used for working capital and general corporate purposes and to finance acquisitions (including acquisitions of abbreviated new drug applications), and for fees and expenses related thereto.

Reference is made to Item 1.01 hereof, which is incorporated herein.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

It is anticipated that at its February 2017 Board meeting, the Company’s Board will increase the size of the Board from 8 to 9 members and appoint Vimal Kavuru, age 48, as a member of the Board. It is not contemplated that Mr. Kavuru will receive compensation for his services as a director of the Company.

Except for the Board Nomination Right set forth in the Product Purchase Agreement, Mr. Kavuru was not selected as a director pursuant to any arrangement or understanding with any other person and does not have any reportable transactions under Item 404(a) of Regulation S-K.

Additionally, pursuant to the employment agreement (the “Employment Agreement”), dated as of November 2, 2016, by and between Rising and Mr. Kavuru, which was previously filed as Exhibit 10.2 to the Signing 8-K and is incorporated by reference herein, as amended by the Amendment Agreement, Mr. Kavuru commenced his employment with Rising and assumed his role as a member of Rising’s executive committee upon consummation of the Acquisition. The term of Mr. Kavuru’s employment pursuant to the Employment Agreement commenced on the Closing of the Acquisition and, subject to earlier termination in accordance with the Employment Agreement, expires on June 21, 2018 (the “Employment Term”). Mr. Kavuru will be paid a salary at the annualized rate of $400,000 during the Employment Term.

Mr. Kavuru founded Seller I and Seller II in 2013 and has served as the CEO of both companies since their inception. In 2008, Mr. Kavuru founded Gen-Source RX, a generic pharmaceutical distributor, and served as CEO until 2014 when that business was sold to Cardinal Health. Since 2007, Mr. Kavuru has served as a director of Celon Labs Ltd., an Indian specialty pharmaceutical company focused on the oncology and critical care segments in India that he co-founded in 2007. Additionally, he has served as a director of Cronus Pharma LLC, an animal health pharmaceutical company, since 2016, is the founder of Casper Pharma LLC, an emerging specialty brand and injectable pharmaceutical company, and is a co-founder of Grace Therapeutics, a pharmaceutical company focused on treating rare and orphan diseases.

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Item 7.01         Regulation FD.

On December 21, 2016, the Company issued a press release announcing the consummation of the Acquisition. A copy of the press release is attached hereto as Exhibit 99.10. The information in this Item 7.01 and in Exhibit 99.10 is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company's filings under the Securities Act of l933, as amended, or the Exchange Act.

    FORWARD LOOKING STATEMENTS

This report contains forward-looking statements as that term is defined in the federal securities laws. The events described in forward-looking statements contained in this report may not occur. Generally, these statements relate to the Company’s business plans or strategies, projected or anticipated benefits or other consequences of the Company’s plans or strategies, financing plans, projected or anticipated benefits from acquisitions that the Company may make, or a projection involving anticipated revenues, earnings or other aspects of the Company’s operating results or financial position, and the outcome of any contingencies. Any such forward-looking statements are based on current expectations, estimates and projections of management. The Company intends for these forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “project,” “plan,” “intend,” “estimate,” and “continue,” and their opposites and similar expressions are intended to identify forward-looking statements.  Statements made herein and elsewhere regarding the potential consequences or effects of the Acquisition are also forward-looking statements, including statements regarding the future potential consideration payable pursuant to the Product Purchase Agreement, management’s statements about the effect of the Acquisition on the Company’s future business, operations and financial performance and the Company’s ability to successfully integrate the acquired assets and related liabilities into its operations. The Company cautions you that these statements are not guarantees of future performance or events and are subject to a number of uncertainties, risks and other influences, many of which are beyond the Company’s control, which may influence the accuracy of the statements and the projections upon which the statements are based.  These uncertainties, risks and other influences include, but are not limited to, risks related to: the Company’s ability to realize expected benefits and synergies from the Acquisition; disruption from the Acquisition making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on Acquisition-related integration issues; any negative effects that the consummation of the Acquisition may have on the market price of the Company’s Common Stock; unexpected costs, charges or expenses relating to the Acquisition; unknown liabilities; litigation and/or regulatory actions related to the Acquisition; and the Company’s indebtedness incurred in connection with the Acquisition. Factors that could cause actual results to differ materially from those set forth or implied by any forward-looking statement also include, but are not limited to, risks and uncertainties discussed in the Company’s reports filed with the Commission, including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, and other filings. Copies of these filings are available at www.sec.gov.  Any one or more of these uncertainties, risks and other influences could materially affect the Company’s results of operations and whether forward-looking statements made by the Company ultimately prove to be accurate.  The Company’s actual results, performance and achievements could differ materially from those expressed or implied in these forward-looking statements.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether from new information, future events or otherwise.

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Item 9.01         Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired:

Citron Pharma LLC 2015 and 2014 Audited Financial Statements (Exhibit 99.1):

Independent auditors' report;

Balance sheets as of December 31, 2015 and 2014;

Statements of operations for the years ended December 31, 2015 and December 31, 2014;

Statements of comprehensive income for the years ended December 31, 2015 and December 31, 2014;

Statements of changes in members’ capital for the years ended December 31, 2015 and December 31, 2014;

Statements of cash flows for the years ended December 31, 2015 and December 31, 2014; and

Notes to audited financial statements.

Citron Pharma LLC 2014 and 2013 Audited Financial Statements (Exhibit 99.2):

Independent auditors' report;

Balance sheets as of December 31, 2014 and 2013;

Statements of operations for the year ended December 31, 2014 and for the period from January 7, 2013 (date of inception) through December 31, 2013;

Statements of comprehensive income for the year ended December 31, 2014 and for the period from January 7, 2013 (date of inception) through December 31, 2013;

Statements of changes in members’ capital for the year ended December 31, 2014 and for the period from January 7, 2013 (date of inception) through December 31, 2013;

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Statements of cash flows for the year ended December 31, 2014 and for the period from January 7, 2013 (date of inception) through December 31, 2013; and

Notes to audited financial statements.

Lucid Pharma LLC 2015 and 2014 Audited Financial Statements (Exhibit 99.3):

Independent auditors' report;

Balance sheets as of December 31, 2015 and 2014;

Statements of income for the years ended December 31, 2015 and December 31, 2014;

Statements of changes in members’ equity for the years ended December 31, 2015 and December 31, 2014;

Statements of cash flows for the years ended December 31, 2015 and December 31, 2014;

Notes to audited financial statements; and

Supplementary Information:

Schedule of Operating Activities by Division; and

Schedule of Discontinued Operations.

Lucid Pharma LLC 2014 and 2013 Audited Financial Statements (Exhibit 99.4):

Independent auditors' report;

Balance sheets as of December 31, 2014 and 2013;

Statements of income for the years ended December 31, 2014 and December 31, 2013;

Statements of changes in members’ capital for the year ended December 31, 2014 and December 31, 2013;

Statements of cash flows for the years ended December 31, 2014 and December 31, 2013;

Notes to audited financial statements; and

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Supplementary Information:

Schedule of Operating Activities by Division; and

Schedule of Discontinued Operations.

Citron Pharma LLC 2016 and 2015 Unaudited Financial Statements (Exhibit 99.5):

Balance sheets as of September 30, 2016 (unaudited) and December 31, 2015;

Statements of operations for the nine months ended September 30, 2016 and 2015 (unaudited);

Statements of comprehensive income for the nine months ended September 30, 2016 and 2015(unaudited);

Statements of cash flows for the nine months ended September 30, 2016 and 2015(unaudited); and

Notes to unaudited financial statements.

Lucid Pharma LLC 2016 and 2015 Unaudited Financial Statements (Exhibit 99.6):

Balance sheets as of September 30, 2016 (unaudited) and December 31, 2015;

Statements of income for the nine months ended September 30, 2016 and 2015(unaudited);

Statements of cash flows for the nine months ended September 30, 2016 and 2015(unaudited); and

Notes to unaudited financial statements.

(b)   Pro Forma Financial Information (to be filed by amendment after the filing of the Company’s consolidated unaudited balance sheet as of December 31, 2016 but within 71 days after the filing of this Current Report)

Pro forma income statement for the twelve months ended June 30, 2016;

Pro forma income statement for the three months ended September 30, 2016; and

Notes to pro forma financial statements.

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(d)   Exhibits:

Exhibit No.	Document
2.1	Product Purchase Agreement, by and among the Company, the Sellers, the Members, the Purchasers and the Agent, dated as of November 2, 2016, is incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Commission on November 2, 2016 (the “Product Purchase Agreement”)
2.2	Amendment No. 1 to the Product Purchase Agreement, by and among the Purchasers and the Agent, dated as of December 2, 2016
2.3	Transaction Agreement Amendment and Waiver, dated as of December 21, 2016, by and among the Purchasers, the Agent and other parties thereto
10.1	Second Amended and Restated Credit Agreement, dated as of December 21, 2016, by and among the Company, the other loan parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, Wells Fargo Bank, National Association, as syndication agent, and the lenders party thereto*
23.1	Consent of EisnerAmper LLP
23.2	Consent of RAM Associates
99.1	Citron Pharma LLC 2015 and 2014 Audited Year-End Financial Statements
99.2	Citron Pharma LLC 2014 and 2013 Audited Year-End Financial Statements
99.3	Lucid Pharma LLC 2015 and 2014 Audited Year-End Financial Statements
99.4	Lucid Pharma LLC 2014 and 2013 Audited Year-End Financial Statements
99.5	Citron Pharma LLC 2016 and 2015 Unaudited Interim Financial Statements
99.6	Lucid Pharma LLC 2016 and 2015 Unaudited Interim Financial Statements
99.7	Pro Forma Information**
99.8	Press Release, December 21, 2016***

* Pursuant to Item 601(b)(2) of Regulation S-K, exhibits and schedules are omitted. The Company agrees to furnish supplementally to the Commission a copy of any omitted exhibit or schedule upon request by the Commission.

** To be filed by amendment.

*** Furnished, not filed

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACETO CORPORATION

Dated: December 21, 2016	By:	/s/ Salvatore Guccione
	Name:	Salvatore Guccione
	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Document
2.1	Product Purchase Agreement, by and among the Company, the Sellers, the Members, the Purchasers and the Agent, dated as of November 2, 2016, is incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Commission on November 2, 2016 (the “Product Purchase Agreement”)
2.2	Amendment No. 1 to the Product Purchase Agreement, by and among the Purchasers and the Agent, dated as of December 2, 2016
2.3	Transaction Agreement Amendment and Waiver, dated as of December 21, 2016, by and among the Purchasers, the Agent and other parties thereto
10.1	Second Amended and Restated Credit Agreement, dated as of December 21, 2016, by and among the Company, the other loan parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, Wells Fargo Bank, National Association, as syndication agent, and the lenders party thereto*
23.1	Consent of EisnerAmper LLP
23.2	Consent of RAM Associates
99.1	Citron Pharma LLC 2015 and 2014 Audited Year-End Financial Statements
99.2	Citron Pharma LLC 2014 and 2013 Audited Year-End Financial Statements
99.3	Lucid Pharma LLC 2015 and 2014 Audited Year-End Financial Statements
99.4	Lucid Pharma LLC 2014 and 2013 Audited Year-End Financial Statements
99.5	Citron Pharma LLC 2016 and 2015 Unaudited Interim Financial Statements
99.6	Lucid Pharma LLC 2016 and 2015 Unaudited Interim Financial Statements
99.7	Pro Forma Information**
99.8	Press Release, December 21, 2016***

* Pursuant to Item 601(b)(2) of Regulation S-K, exhibits and schedules are omitted. The Company agrees to furnish supplementally to the Commission a copy of any omitted exhibit or schedule upon request by the Commission.

** To be filed by amendment.

*** Furnished, not filed

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